UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 3, 2004
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                                (Date of Report)

                                   ITRON, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Washington                  000-22418                  91-1011792
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(State or Other Jurisdiction   (Commission File No.)          (IRS Employer
     of Incorporation)                                      Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements and Exhibits.  The following item is attached as an exhibit hereto:

(c) Exhibits.

Exhibit No. 99.1        Press Release dated June 3, 2004.

Item 12.   Results of Operations and Financial Condition.

         On June 3, 2004, Itron, Inc. issued a press release announcing that the Federal Trade Commission (FTC) has terminated the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with Itron's purchase of Schlumberger Limited's (Schlumberger) electricity metering products business (SEM). This favorable decision from the FTC means that Itron is now able to move ahead with the remaining steps to close the acquisition. The acquisition is expected to close no later than June 30, 2004.

A copy of this press release and accompanying Q&A are attached as Exhibit 99.1.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 ITRON, INC.

Dated:  June 3, 2004                    By:  /s/ DAVID G. REMINGTON
                                             ----------------------
                                                 David G. Remington
                                                 Vice President and Chief
                                                 Financial Officer